UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2017

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-36599	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

800 West Madison Street, Chicago, Illinois	60607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 422-6562

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01                                           Other Events

On November 22, 2017, MB Financial, Inc., a Maryland corporation (the “Company”), completed its previously reported public offering of 8,000,000 depositary shares (the “Depositary Shares”), each representing a 1/40th interest in a share of the Company’s 6.00% Non-Cumulative Perpetual Preferred Stock, Series C (the “Series C Preferred Stock”), par value $0.01 per share and with a liquidation value of $1,000 per share ($25 per Depositary Share).  The Depositary Shares and related shares of Series C Preferred Stock were registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3 (File No. 333-221322) (the “Registration Statement”).  The following documents are being filed as exhibits to this Current Report on Form 8-K and incorporated by reference into the Registration Statement: (i) the Deposit Agreement, dated as of November 22, 2017, between the Company, Computershare Inc. and Computershare Trust Company, N.A., as depositary, and the holders from time to time of the depositary receipts described therein; (ii) the form of certificate representing the Series C Preferred Stock; (iii) the form of depositary receipt representing the Depositary Shares; and (iv) the legality opinion with respect to the Depositary Shares and the Series C Preferred Stock.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits

The following exhibits are being filed herewith:

4.1	Form of certificate representing the Series C Preferred Stock

4.2

Deposit Agreement, dated as of November 22, 2017, between MB Financial, Inc., Computershare Inc. and Computershare Trust Company, N.A., as depositary, and the holders from time to time of the depositary receipts described therein

4.3	Form of depositary receipt representing the Depositary Shares (included in Exhibit 4.2)

5.1	Opinion of Silver, Freedman, Taff & Tiernan LLP

23.1	Consent of Silver, Freedman, Taff & Tiernan LLP (included in Exhibit 5.1)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MB FINANCIAL, INC.

Date: November 22, 2017	By:	/s/ Randall T. Conte
Randall T. Conte
Vice President and Chief Financial Officer

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